      SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS PRINTED ON THE BACK
                  OF THIS CERTIFICATE AND MADE A PART HEREOF.




               ORGANIZED UNDER THE LAWS OF THE STATE OF WISCONSIN


CERTIFICATE NUMBER _____                                       ___________ UNITS



                            BADGER STATE ETHANOL, LLC
                                  CLASS A UNITS

     THIS CERTIFIES THAT __________________________________________________ IS
THE OWNER AND REGISTERED HOLDER OF _____________________________________ CLASS A
UNITS OF BADGER STATE ETHANOL, LLC, TRANSFERABLE ONLY ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS CERTIFICATE TO BE EXECUTED BY ITS DULY AUTHORIZED OFFICERS THIS _______ DAY OF _____________________, 2001.



----------------------------                         ---------------------------
SECRETARY                                            PRESIDENT

The transferability of the Company Units represented by this certificate is restricted. Such Units may not be sold, assigned, or transferred, nor will any assignee, vendee, transferee, or endorsee thereof be recognized as having acquired any such Units for any purposes, unless and to the extent such sale, transfer, hypothecation, or assignment is permitted by, and is completed in strict accordance with, applicable state and federal law and the terms and conditions set forth in the second Amended and Restated Operating Agreement and agreed to by each Member.

The securities represented by this certificate may not be sold, offered for sale, or transferred in the absence of either an effective registration under the securities act of 1933, as amended, and under applicable state securities laws, or an opinion of counsel satisfactory to the company that such transaction is exempt from registration under the securities act of 1933, as amended, and under applicable state securities laws.












     FOR VALUE RECEIVED, ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
______________________________________________________________________________
______________________________________ UNITS REPRESENTED BY THE WITHIN
CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________, ATTORNEY, TO TRANSFER THE SAID UNITS ON THE BOOKS OF THE WITHIN NAMED COMPANY, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
     ------------------------       ------------------------------------------
                                    Notice:  The signature to this assignment
IN THE PRESENCE OF                  must correspond with the name as written
                                    upon the face of this Certificate in every
                                    particular, without alteration or
-----------------------------       enlargement or any change whatever.